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                                                                    Exhibit 23.2



                        Consent of Independent Auditors


The Board of Directors
Robert F. Driver Co., Inc.:

We consent to the use of our report included herein and to the reference to our firm under the heading "Experts" in the prospectus.


                                       KPMG LLP


San Diego, California
May 24, 1999